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                          CIGNA VARIABLE PRODUCTS GROUP
   SUPPLEMENT DATED MAY 29, 2001 TO STATEMENT OF ADDITIONAL INFORMATION DATED
                                  May 1, 2001

The section "Securities Issued on a When-Issued or Delayed Delivery Basis" on page 20 is deleted and replaced with the following:

WHEN-ISSUED, DELAYED DELIVERY, FORWARD COMMITMENT AND "ROLL" TRANSACTIONS. Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, a Fund will segregate until the settlement date assets determined to be liquid by TimesSquare in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with a Fund's other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchase may result in a form of leverage. When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. The Funds may also enter into "roll" transactions, which consist of the sale of mortgage-backed or other securities or forward commitments with a commitment (for which the Fund typically receives a fee) to purchase similar, but not identical, securities at a future date. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis or engage in roll transactions.